LORD ASSET MANAGEMENT TRUST

Thomas White International Fund

Thomas White American Opportunities Fund

(together, the “Funds”)

Supplement dated June 2, 2021

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2021

Effective immediately, Ramkumar Venkatramani no longer serves as a portfolio manager of the Funds. Wei Li, Douglas M. Jackman, Jinwen Zhang, Jianzhong (John) Wu and Rex Mathew continue to serve as portfolio managers of the Funds.

Effective immediately, the references and biographical information relating to Ramkumar Venkatramani in the sections titled “Management” of each Fund’s Summary Prospectus are hereby deleted.

Effective immediately, the Prospectus and SAI are revised as follows:

In the sections titled “Management” on pages 8 and 16 of the Prospectus, the references and biographical information relating to Ramkumar Venkatramani are hereby deleted.

In the section titled “Portfolio Managers” on page 27 of the Prospectus, the reference and biographical information relating to Ramkumar Venkatramani is hereby deleted.

In the section titled “Investment Management Services” on pages 26-32 of the SAI, the following changes have been made: the references and biographical information relating to Ramkumar Venkatramani in the sub-section titled “Other Accounts Managed” on page 28 and in the table in the sub-section titled “Compensation” on page 30 are hereby deleted.

Investors should retain this supplement for future reference.